Other liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Other liabilities

23.	Other liabilities
Other liabilities consisted of the following:

	At December 31,
	2021			2020
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Payables for buy-back agreements	€3,027	€4,736	€7,763	€950	€4,115	€5,065
Accrued expenses and deferred income	2,690	117	2,807	2,224	79	2,303
Indirect tax payables	1,625	118	1,743	1,503	8	1,511
Payables to personnel	2,736	13	2,749	1,347	13	1,360
Social security payables	647	19	666	425	3	428
Construction contract liabilities (Note 14)	54	—	54	—	—	—
Service contract liability	940	2,188	3,128	254	166	420
Derivatives operating liability	374	132	506	42	3	45
Other	2,346	373	2,719	1,824	294	2,118
Total Other liabilities	€14,439	€7,696	€22,135	€8,569	€4,681	€13,250
Other liabilities (excluding Accrued expenses, Deferred income and Service contract liability) by due date were as follows:

	At December 31,
	2021					2020
	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total
	(€ million)
Other liabilities (excluding Accrued expenses, deferred income and service contract liability)	€10,809	€5,242	€149	€5,391	€16,200	€6,091	€4,341	€95	€4,436	€10,527
Payables for buy back agreements include the price received for the product, recognized as an advance at the date of the sale and, subsequently, the repurchase price and the remaining lease installments yet to be recognized.
During 2017, the Brazilian Supreme Court ruled that the state value added tax should be excluded from the basis for calculating a federal tax on revenue. The Brazilian government appealed this decision, and in May 2021, the Brazilian Supreme Court rendered a final and definitive decision confirming the 2017 decision. Certain of Stellantis’ companies in Brazil had previously filed individual lawsuits on this matter.
As a result of the Supreme Court ruling discussed above, the previously recognized provision of €166 million related to PSA is no longer considered probable and was reversed. Corresponding deposits of approximately €180 million remain recorded within Other receivables pending release by the courts. Refer to Note 16, Trade receivables,other assets, prepaid expenses and Tax receivables.
As a result of the Supreme Court ruling, Other receivables of €113 million of which of €87 million were recognized within Net revenues and €26 million within Net financial results for previously paid amounts that have not yet been recovered as these amounts are now virtually certain. The Company also expects to recognize approximately additional €41 million of previously paid taxes pending full resolution of these related cases.
Service contract liability
The service contract liability was mainly comprised of maintenance plans and extended warranties. Changes in the Company's service contract liability for the year ended December 31, 2021, were as follows:

	At January 1, 2021	FCA - PSA Merger	Advances received from customers	Amounts recognized within revenue	Transfers to Assets/(Liabilities) held for sale	Other Changes	At December 31, 2021
	(€ million)
Service contract liability	€420	€2,310	€1,206	€(865)	€—	€57	€3,128
Of the total Service contract liability at December 31, 2021, the Company expected to recognize approximately €909 million in 2022, €713 million in 2023, €602 million in 2024 and €904 million thereafter.